Exhibit 99

NEWS
RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Patrick Brennan
Mayfield Village, Ohio 44143	(440) 395-2370
http://www.progressive.com

Progressive is scheduled to hold a one-hour conference call to address questions on Friday, February 29, 2008, at 9 a.m. eastern time, subsequent to the posting of our 2007 Shareholders’ Report online and the filing of our 2007 Annual Report on Form 10-K with the SEC. Registration for the teleconference or webcast is scheduled to be available at http://investors.progressive.com/events.aspx in early February 2008.
PROGRESSIVE REPORTS DECEMBER RESULTS
MAYFIELD VILLAGE, OHIO — January 16, 2008 — The Progressive Corporation today reported the following results for December 2007:

	Month			Quarter
(millions, except per share amounts and ratios)	2007	2006	Change	2007	2006	Change
Net premiums written	$910.1	$919.2	(1)%	$3,083.9	$3,194.2	(3)%
Net premiums earned	1,044.5	1,076.6	(3)%	3,412.6	3,508.7	(3)%
Net income	67.6	138.9	(51)%	236.1	400.9	(41)%
Per share	.10	.18	(46)%	.34	.53	(35)%
Pretax net realized gains (losses) on securities	(.7)	9.4	NM	31.1	14.5	114%

Combined ratio	95.8	86.6	9.2 pts.	95.0	87.7	7.3 pts.
Average diluted equivalent shares	681.4	751.8	(9)%	687.3	757.3	(9)%

NM	=	Not Meaningful

	December	December
(in thousands)	2007	2006	Change
Policies in Force
Total Personal Auto	6,995.3	6,861.6	2%
Total Special Lines	3,120.3	2,879.5	8%
Total Commercial Auto	539.2	503.2	7%
Progressive offers insurance to personal and commercial auto drivers throughout the United States. Our Personal Lines Business writes insurance for private passenger automobiles and recreational vehicles. Our Commercial Auto Business writes primary liability, physical damage and other auto-related insurance for automobiles and trucks owned by small businesses.
See the “Income Statements” and “Supplemental Information” for further month and year-to-date information and the “Monthly Commentary” at the end of this release for additional discussion.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENT
December 2007
(millions — except per share amounts)
(unaudited)

	Current Month	Comments on Monthly Results[1]

Net premiums written	$910.1

Revenues:
Net premiums earned	$1,044.5
Investment income	59.1
Net realized gains (losses) on securities	(.7)
Service revenues	1.5

Total revenues	1,104.4

Expenses:
Losses and loss adjustment expenses	784.5
Policy acquisition costs	104.5
Other underwriting expenses	111.2
Investment expenses	0.0	Monthly expenses were offset by a reduction in the investment management gainshare estimate.
Service expenses	1.5
Interest expense	11.5

Total expenses	1,013.2

Income before income taxes	91.2
Provision for income taxes	23.6

Net income	$67.6

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	674.2

Per share	$.10

Diluted:
Average shares outstanding	674.2
Net effect of dilutive stock-based compensation	7.2

Total equivalent shares	681.4

Per share	$.10

[1]	See the Monthly Commentary at the end of this release for additional discussion. For a description of our reporting and accounting policies, see Note 1 to our 2006 audited consolidated financial statements included in our 2006 Shareholders’ Report, which can be found at www.progressive.com/annualreport.
The following table sets forth the investment results for the month:

Fully taxable equivalent total return:
Fixed-income securities	(.1)%
Common stocks	(.6)%
Total portfolio	(.2)%

Pretax recurring investment book yield	5.3%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
INCOME STATEMENTS
Year Ended December 2007
(millions — except per share amounts)
(unaudited)

	Year-to-Date		%
	2007	2006	Change

Net premiums written	$13,772.5	$14,132.0	(3)

Revenues:
Net premiums earned	$13,877.4	$14,117.9	(2)
Investment income	680.8	647.8	5
Net realized gains (losses) on securities	106.3	(9.7)	NM
Service revenues	22.3	30.4	(27)

Total revenues	14,686.8	14,786.4	(1)

Expenses:
Losses and loss adjustment expenses	9,926.2	9,394.9	6
Policy acquisition costs	1,399.9	1,441.9	(3)
Other underwriting expenses	1,526.2	1,402.8	9
Investment expenses	12.4	11.9	4
Service expenses	20.5	24.4	(16)
Interest expense	108.6	77.3	40

Total expenses	12,993.8	12,353.2	5

Income before income taxes	1,693.0	2,433.2	(30)
Provision for income taxes	510.5	785.7	(35)

Net income	$1,182.5	$1,647.5	(28)

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	710.4	774.3	(8)

Per share	$1.66	$2.13	(22)

Diluted:
Average shares outstanding	710.4	774.3	(8)
Net effect of dilutive stock-based compensation	8.1	9.5	(15)

Total equivalent shares	718.5	783.8	(8)

Per share	$1.65	$2.10	(22)

NM	=	Not Meaningful
The following table sets forth the investment results for the year-to-date period:

	2007	2006
Fully taxable equivalent total return:
Fixed-income securities	4.4%	5.9%
Common stocks	6.2%	16.3%
Total portfolio	4.7%	7.4%

Pretax recurring investment book yield	4.8%	4.6%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
December 2007
($ in millions)
(unaudited)

Current Month
				Commercial
	Personal Lines			Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses[1]	Total

Net Premiums Written	$499.7	$299.2	$798.9	$109.8	$1.4	$910.1
% Growth in NPW	(2)%	3%	0%	(5)%	NM	(1)%
Net Premiums Earned	$569.9	$334.1	$904.0	$139.0	$1.5	$1,044.5
% Growth in NPE	(4)%	0%	(3)%	(3)%	NM	(3)%

GAAP Ratios
Loss/LAE ratio	75.1	76.1	75.5	71.3	NM	75.1
Expense ratio	21.6	18.9	20.6	20.5	NM	20.7

Combined ratio	96.7	95.0	96.1	91.8	NM	95.8

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$1.0
Current accident year						(6.7)

Calendar year actuarial adjustment	$(1.1)	$.1	$(1.0)	$(4.4)	$(.3)	$(5.7)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$1.0
All other development						(3.8)

Total development						$(2.8)

Calendar year loss/LAE ratio						75.1

Accident year loss/LAE ratio						74.8

Statutory Ratios
Loss/LAE ratio						75.2
Expense ratio						21.9

Combined ratio						97.1

[1]	Primarily includes professional liability insurance for community banks and Progressive’s run-off businesses. The other businesses generated an underwriting loss of $2.2 million for the month. Combined ratios and % growth are not meaningful (NM) due to the low level of premiums earned by, and the variability of losses in, such businesses.

[2]	Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
Year Ended December 2007
($ in millions) (unaudited)

Year
				Commercial
	Personal Lines			Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses[1]	Total

Net Premiums Written	$7,549.4	$4,371.8	$11,921.2	$1,828.9	$22.4	$13,772.5
% Growth in NPW	(4)%	0%	(2)%	(4)%	NM	(3)%
Net Premiums Earned	$7,636.4	$4,372.6	$12,009.0	$1,846.9	$21.5	$13,877.4
% Growth in NPE	(3)%	1%	(2)%	0%	NM	(2)%

GAAP Ratios
Loss/LAE ratio	72.1	71.3	71.8	69.7	NM	71.5
Expense ratio	21.4	20.9	21.2	20.2	NM	21.1

Combined ratio	93.5	92.2	93.0	89.9	NM	92.6

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$37.3
Current accident year						(37.1)

Calendar year actuarial adjustment	$7.9	$4.8	$12.7	$(11.7)	$(.8)	$.2

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$37.3
All other development						(117.6)

Total development						$(80.3)

Calendar year loss/LAE ratio						71.5

Accident year loss/LAE ratio						70.9

Statutory Ratios
Loss/LAE ratio						71.6
Expense ratio						21.1

Combined ratio						92.7

Statutory Surplus[3]						$4,587.3
NM = Not Meaningful

	December	December
Policies in Force	2007	2006	Change
(in thousands)
Agency — Auto	4,396.8	4,433.1	(1)%
Direct — Auto	2,598.5	2,428.5	7%
Special Lines[4]	3,120.3	2,879.5	8%

Total Personal Lines	10,115.6	9,741.1	4%

Commercial Auto Business	539.2	503.2	7%

[1]	The other businesses generated an underwriting loss of $.7 million.

[2]	Represents adjustments solely based on our corporate actuarial reviews.

[3]	During December, the insurance subsidiaries declared and paid $179.0 million in aggregate dividends to the parent company, net of capital contributions.

[4]	Includes insurance for motorcycles, recreational vehicles, mobile homes, watercraft, snowmobiles and similar items, as well as a personal umbrella product.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions — except per share amounts)
(unaudited)

December
2007
CONDENSED GAAP BALANCE SHEET:[1]
Investments — Available-for-sale, at fair value:
Fixed maturities (amortized cost: $9,135.6)	$9,184.9
Equity securities:
Preferred stocks[2] (cost: $2,578.1)	2,270.3
Common equities (cost: $1,361.0)	2,327.5
Short-term investments (amortized cost: $382.4)	382.4

Total investments[3]	14,165.1
Net premiums receivable	2,395.1
Deferred acquisition costs	426.3
Other assets	1,856.6

Total assets	$18,843.1

Unearned premiums	$4,210.4
Loss and loss adjustment expense reserves	5,942.7
Other liabilities[3]	1,580.6
Debt	2,173.9
Shareholders’ equity	4,935.5

Total liabilities and shareholders’ equity	$18,843.1

Common Shares outstanding	680.2
Shares repurchased — December	4.4
Average cost per share	$18.87
Book value per share	$7.26
Trailing 12-month return on average shareholders’ equity	19.5%
Net unrealized pretax gains on investments	$715.4
Increase (decrease) from November 2007	$(104.1)
Increase (decrease) from December 2006	$(202.8)
Debt-to-total capital ratio	30.6%
Fixed-income portfolio duration	3.5 years
Weighted average credit quality	AA
Year-to-date Gainshare factor	.74

[1]	Loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $287.5 million.

[2]	As of December 31, 2007, we held certain hybrid securities and recognized a change in fair value of $7.4 million as a realized loss during the period we held these securities.

[3]	Includes net unsettled security transactions of $77.0 million.

Monthly Commentary
•	On December 14, 2007, the Board of Directors declared an annual dividend to be paid on January 31, 2008, to shareholders of record at the close of business on December 31, 2007. The amount of the dividend is $.1450 per Common Share, or $98.6 million in the aggregate, and is reflected in our 2007 financial statements. The dividend was calculated using the following formula, as specified by the Board in its December dividend declaration:

Dividend Amount Per Share	=	After-Tax Underwriting Income	X	20% Target	X	Gainshare Factor

Common Shares Outstanding on 12/31/07
•	Applying full year 2007 financial results, the dividend was calculated as follows:

$.1450/share	=	$666.3 million	X	20%	X	.74

680.2 million
About Progressive
The Progressive Group of Insurance Companies, in business since 1937, is the country’s third largest auto insurance group and largest seller of motorcycle and personal watercraft policies based on premiums written, and is a market leader in commercial auto insurance.
Progressive is committed to becoming consumers’ #1 choice for auto insurance by providing competitive rates and products that meet drivers’ needs throughout their lifetimes, superior online and in-person customer service, and best-in-class, 24-hour claims service, including its concierge level of claims service available at service centers located in major metropolitan areas throughout the United States.
Progressive companies offer consumers choices in how to shop for, buy and manage their auto insurance policies. Progressive offers its products, including personal and commercial auto, motorcycle, boat and recreational vehicle insurance, through more than 30,000 independent insurance agencies throughout the U.S. and online and by phone directly from the Company. To find an agent or to get a quote, go to www.progressive.com.
The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, are publicly traded at NYSE:PGR. For more information, including a guide to interpreting the monthly reporting package, visit www.progressive.com.
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the accuracy and adequacy of our pricing and loss reserving methodologies; the competitiveness of our pricing and the effectiveness of our initiatives to retain more customers; initiatives by competitors and the effectiveness of our response; our ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of our brand strategy and advertising campaigns relative to those of competitors; legislative and regulatory developments; disputes relating to intellectual property rights; the outcome of litigation pending or that may be filed against us; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; our ability to maintain the uninterrupted operation of our facilities, systems (including information technology systems) and business functions; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Reported results, therefore, may appear to be volatile in certain accounting periods.